UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire	03051-4903

(Address of Principal Executive Offices)	(Zip Code)

(603) 595-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 2.05. Costs Associated with Exit or Disposal Activities

At a meeting on December 28, 2006, the audit committee of the board of directors ratified a plan submitted by management to terminate production of Precision-branded analog plates used in newspaper applications located in South Hadley, Massachusetts effective immediately. Manufacturing operations of analog plates used in newspaper applications had been suspended due to an incident that occurred on Monday, October 30, 2006, at the South Hadley facility that involved a chemical release and the resultant closure of the facility. This decision does not affect the Company’s production of digital printing plates, which occurs at another facility at the South Hadley complex that was not affected by the incident.

The Company is finalizing its estimate of costs of this activity as required by paragraphs (b), (c) and/or (d) of this Item 2.05. Costs relating to the closing of the analog facility (e.g. exiting costs, asset write downs, etc.) are expected to impact the results of the fourth quarter of fiscal 2006.

The Company issued a letter to certain of its dealers and customers for affected products announcing the termination of production of Precision-branded analog plates used in newspaper applications on December 29, 2006. A copy of such letter is attached to this current report as Exhibit 99.1 and is incorporated herein by reference in its entirety.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, and other SEC filings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Letter to certain dealers and customers of Presstek, Inc. dated December 29, 2006 announcing the discontinuance of analog newspaper plate business. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: December 29, 2006	/s/ Moosa E. Moosa
Name: Moosa E. Moosa Title: Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to certain dealers and customers of Presstek, Inc. dated December 29, 2006 announcing the discontinuance of analog newspaper plate business. Filed herewith.